Convertible Redeemable Preferred Shares	12 Months Ended
Dec. 31, 2023
Convertible Redeemable Preferred Shares
Convertible Redeemable Preferred Shares
17.	Convertible Redeemable Preferred Shares

As of December 31, 2020, the convertible redeemable preferred shares issued by the Company consisted of Series Pre-A,A, A+, B, C, C+, C++ and D preferred shares.

The Group classified the convertible redeemable preferred shares as mezzanine equity in the consolidated balance sheets because they are redeemable at the holders’ option any time after a certain date and are contingently redeemable upon the occurrence of certain events outside of the Company’s control. The convertible redeemable preferred shares are recorded initially at fair value, net of issuance costs.

The Group has determined that there was no embedded beneficial conversion feature (“BCF”) attributable to the convertible redeemable preferred shares. In making this determination, the Group compared the initial effective conversion prices of the convertible redeemable preferred shares and the fair values of the Group’s ordinary shares determined by the Group at the issuance dates. The initial effective conversion prices were greater than the fair values of the ordinary shares to which the convertible redeemable preferred shares are convertible into at the issuance dates.

17.	Convertible Redeemable Preferred Shares (continued)

Subsequently, the carrying amount is increased by periodic accretion, using the interest method, so that the carrying amount will equal to redemption amount as of each period end.

In May 2021, upon the completion of the initial public offering, all of the Company’s preferred shares were converted into ordinary shares on an one-to-one basis.